(5)

                               FORM OF APPLICATION


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Variable Annuity Application
             GE Capital Life Assurance Company of New York
1. Owner: Name (if no middle name, use "NMN)/Name of Trust   Social Security No. or Taxpayer ID DOB of Date of Trust (Mo./Day/Yr)

Street Address                      City             State             Zip      Telephone Number           Age     Sex   __M __F
                ------------------------------------------------------------------------------------------------------------------
1a. Joint Owner: Name (if no middle name, use "NMN")                   Social Security No.             DOB (Mo./Day/Yr)
         (Optional)

Street Address                      City             State             Zip      Telephone Number           Age     Sex   __M __F
                ------------------------------------------------------------------------------------------------------------------
2.       Proposed Annuitant: Name (if no middle name, use "NMN")                Social Security No.               DOB (Mo./Day/Yr)
         (If other than Owner)

Street Address                      City             State             Zip      Telephone Number           Age     Sex   __M __F
                ------------------------------------------------------------------------------------------------------------------
2a.      Contingent Annuitant: Name (if no middle name, use "NMN")              Social Security No.               DOB (Mo./Day/Yr)
         (Optional)

Street Address                      City             State             Zip      Telephone Number           Age     Sex   __M __F
                ------------------------------------------------------------------------------------------------------------------

3.       Beneficiary: Name (If no middle name, use "NMN")/Name of Trust         Social Security No.
Date of Trust
         __Primary
Street Address                      City             State             Zip              Relationship to Owner

         Beneficiary: Name (if no middle name, use "NMN")/Name of Trust         Social Securtiy No.                Date of Trust
         __Contingent
Street Address                      City             State             Zip              Relationship to Owner

CHANGES IN DESIGNATIONS
The following designations may be changed by the Owner at any time, unless they are made irrevocable.  Check the appropriate boxes below ONLY if a  designation is to become irrevocable:  ____Primary Beneficiary  ____Contingent Beneficiary ___Contingent Annuitant

4.       Type of Plan:     __Nonqualified   __Qualified (Regular payment included, please apply to ____year.)   ____Custodial IRA
                           __IRA (circle one):  Rollover   Direct Transfer   Direct Rollover from Pension Qualified Plan
                                            __Simplified Employee Pension     __TSA/403(b)      ___Other________________

               Owner    __Does     __Does not wish to have Federal Income Tax withheld from surrenders or annuity payments
5.       Allocation with Application    (Initial Minimum:$5,000)           Estimated Amount of 1035 Exchanger or Direct Transfer
                                $                                   $
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)
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GE Capital Assurance Company of New York - 125 Park Avenue, Sixth Floor -New York, NY  10017-5529
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Variable Annuity Application
  Continued
6.       Dollar- Cost Averaging: (Optional) You may elect a series of automated scheduled transfers referred to as Dollar-Cost Averaging (DCA). DCA is a method of transferring specified amounts from one designated
         Investment Subdivision(s), or the Guarantee Account to any other available Investment Subdivision(s), or the Guarantee Account on a
         monthly or quarterly basis. Funds will remain in the DCA transfer accounts until the entire account is depleted. DCA is available for initial premium, additional premium or transfer from other Investment
         Subdivisions. This option provides regular level investments over a period of time. DCA is subject to the provisions of the policy. We reserve the right to discontinue DCA upon 30 days written notice to you.
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         TRANSFER DOLLAR AMOUNTS from                                           TRANSFER FREQUENCY
         (Optional)     __Money Market Subdivision or    __ Guarantee Account                 __Monthly         __Quarterly
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         Amounts: (must be $100 or More)                      TRANSFER TO INVESTMENT SUBDIVISIONS
         $----------------------------------------------------|------------------------------------------------------------
         $----------------------------------------------------|------------------------------------------------------------
         $----------------------------------------------------|------------------------------------------------------------
         $----------------------------------------------------|------------------------------------------------------------
         $----------------------------------------------------|------------------------------------------------------------
         $----------------------------------------------------|------------------------------------------------------------
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I/we understand that the account value in my elected Subdivision must be kept at or above the amount which will permit the dollar -cost averaging transfers requested; otherwise these transfers will end. This request is in lieu of the requirement for individual written transfer requests. I/we may also change or terminate these transfers by written notice to GE Capital Life Assurance, or by telephone if a Personal Identification Number (PIN) has been issued (See Section
9)

7. Allocation of Purchase Payments: Enter at least 1% for each Investment Subdivision selected. Percentages must total 100%. You may select as many as 10 investment subdivisions.

         Investment Subdivisions
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The Alger American Fund                                                  GE Investments Funds, Inc.
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____% Alger American Small Capitalization Portfolio                      ____% Money Market Fund
------------------------------------------------------------------------ --------------------------------------------------
____% Alger American Growth Portfolio                                    ____% Income Fund
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                                                                         ____% S&P 500 Index Fund
------------------------------------------------------------------------ --------------------------------------------------
Fidelity Variable Insurance Products Fund                                ____% Total Return Fund
------------------------------------------------------------------------ --------------------------------------------------
____% Equity Income Portfolio                                            ____% International Equity Fund
------------------------------------------------------------------------ --------------------------------------------------
____% Growth Portfolio                                                   ____% Real Estate Securities Fund
------------------------------------------------------------------------ --------------------------------------------------
____% Overseas Portfolio                                                 ____% Global Income Fund
------------------------------------------------------------------------ --------------------------------------------------
                                                                         ____% Value Equity Fund
------------------------------------------------------------------------ --------------------------------------------------
Fidelity Variable Insurance Products Fund II                             ____% U.S. Equity Fund
------------------------------------------------------------------------ --------------------------------------------------
____% Asset Manager Portfolio
------------------------------------------------------------------------ --------------------------------------------------
____% Contrafund Portfolio                                               Oppenheimer Variable Account Funds
------------------------------------------------------------------------ --------------------------------------------------
                                                                         ____% Oppenheimer High Income Fund
------------------------------------------------------------------------ --------------------------------------------------
Fidelity Variable Insurance Products Fund III                            ____% Oppenheimer Bond Fund
------------------------------------------------------------------------ --------------------------------------------------
____% Growth & Income Portfolio                                          ____% Oppenheimer Aggressive Growth Fund
------------------------------------------------------------------------ --------------------------------------------------
____% Growth Opportunities Portfolio                                     ____% Oppenheimer Growth Fund
------------------------------------------------------------------------ --------------------------------------------------
                                                                         ____% Oppenheimer Multiple Strategies Fund
------------------------------------------------------------------------ --------------------------------------------------
Federated Insurance Series
------------------------------------------------------------------------ --------------------------------------------------
____% Federated Utility Fund II                                          PBHG Insurance Series Fund, Inc.
------------------------------------------------------------------------ --------------------------------------------------
____% Federated High Income Bond Fund II                                 ____% Growth II Portfolio
------------------------------------------------------------------------ --------------------------------------------------
____% Federated American Leaders Fund II                                 ____% Large Cap Growth Portfolio
------------------------------------------------------------------------ --------------------------------------------------

------------------------------------------------------------------------ --------------------------------------------------
Janus Aspen Series                                                       Goldman Sachs Asset Management , Inc..
------------------------------------------------------------------------ --------------------------------------------------
____% Balanced Portfolio                                                 ____% Goldman Sachs Growth & Income Fund
------------------------------------------------------------------------ --------------------------------------------------
____% Flexible Income Portfolio                                          ____% Goldman Sachs Mid Cap Equity Fund
------------------------------------------------------------------------ --------------------------------------------------
____% Growth Portfolio
------------------------------------------------------------------------ --------------------------------------------------
____%Aggressive Growth Portfolio
------------------------------------------------------------------------ --------------------------------------------------
____% Worldwide Growth Portfolio l
------------------------------------------------------------------------ --------------------------------------------------
____% International Growth Portfolio
------------------------------------------------------------------------ --------------------------------------------------
____% Capital Appreciation Portfolio
------------------------------------------------------------------------ --------------------------------------------------

------------------------------------------------------------------------ --------------------------------------------------
Guarantee Account
------------------------------------------------------------------------ --------------------------------------------------
____% Guarantee Account for one year
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*    "Standard & Poor's," "S&P," S&P 500," "Standard & Poor's 500," and "500"
     are trademarks of the McGraw Hill Companies, Inc. and have been licensed for use by GE Investment Management Incorporated. The S&P 500 Index Fund is
     not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard
     & Poor's makes no representation regarding the advisability of investing in the fund.


8. Systematic Withdrawals: (Optional) You may elect to receive a partial surrender as a series of systematic withdrawals, taken in equal installments in a 12 month period. The commencement date may be no sooner than 30 days after the policy date. The amount of each withdrawal mist not exceed 10% of the account value on the effective date of the withdrawal. The program is allowable only if there are no other partial withdrawals elected in the same policy year. A surrender charge is waived on systematic withdrawals. A surrender charge is applied to any additional surrender taken during the policy year the systematic withdrawals are in effect unless all surrender charges have expired. Systematic withdrawals end on the policy maturity date. We reserve the right to discontinue systematic withdrawals upon 30 days written notice to you.

         I(we) wish to start a series of partial surrenders from the policy issued pursuant to this application. The total amount of these partial surrenders during a twelve month period should equal: (check one in each line)

         ___10% of the Account Value        __% of the account value (cannot exceed 10%).    ___$(cannot exceed 10% of the account
         value)

         Payments should be made:   ___Monthly       ___Quarterly               ___Semi-Annually ___Annually
         Payments should begin:     ___As soon as possible             ___Month         ___Year
         Check one:                 ___I/we am subject to backup withholding            __I/we am not subject to backup withholding

         If you are NOT subject to backup withholding, but wish to have Federal Income Tax withheld, please check here_____.
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9.       Death Benefit Option:  Optional Death Benefit Rider ___ Yes  ___No
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10.      Replacement: Will the proposed contract replace any existing annuity or insurance contract? __Yes ___No If `Yes" list
         company name, plan and year of issue
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11.      Additional Remarks
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12.      Signatures:        IMPORTANT INFORMATION. PLEASE READ CAREFULLY
         All statements made in this application are true to the best of my/our knowledge and belief and the answers to these questions, together with this agreement, are the basis for issuing the policy. I/we agree to all terms and conditions as shown on the front and back. I/we further agree that this application shall be a part of the annuity contract, and verify our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED
ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE AND NOT
GUARANTEED AS TO DOLLAR AMOUNT. THE OWNER ACKNOWLEDGES RECEIPT OF PROSPECTUSES
FOR THE SEPARATE ACCOUNT AND ALL MUTUAL FUNDS APPLICABLE TO THE POLICY AND
APPLICABLE AMENDMENTS DATED WITHIN 13 MONTHS OF THIS APPLICATION. I/we agree that no one, except the President, the Secretary, or a Vice President of the
Company can make or change any annuity. Under penalty of perjury, each Owner certifies that his/her Social Security (or taxpayer identification) number is correct as it appears in this application.

Signed at (City/State)                                                 On (Month/Day/Year)

Owner (Sign as "Trustee: if Owner if a Trustee)                        Joint Owner

Proposed Annuitant (Signature Required if Other than Owner) Contingent Annuitant (Signature Required if Designated as Irrevocable)
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13. Representative's Information and Signature: Representative's Statement - Do
you have knowledge or reason to believe that replacement of insurance is involved? ___Yes __No (If "Yes", explain and submit a completed replacement form where required.) the representative hereby certifies that he/she witnessed the signature(s) in Section 13 and that all information contained in this application is true to the best of his/her knowledge and belief.

Signature of Licensed Resident Agent/Broker
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Agency/Brokerage and Code (Print)   Agent/Broker and Code (print)      Agent/Broker and Code (Print)      Brokerage Account Number

Agent/Broker Social Security/Tax ID No.     Agent Broker Address                                        Telephone No.

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